EXHIBIT 10.2

ARTICLES

OF

COLOSSAL RESOURCES CORP.

TABLE OF CONTENTS

PART

      ARTICLE

SUBJECT

1.

INTERPRETATION

1.1

Definitions

1.2

Construction of Worlds

1.3

Interpretation of Singular and Plural and Male and Female

1.4

Definitions same as Company Act

1.5

Interpretation Act Rules of Construction apply

2.

SHARES

2.1

Form of Share Certificate

2.2

Member entitled to Certificate

2.3

Replacement of Lost or Defaced Certificate

2.4

Execution of Certificates

2.5

Recognition of Trusts

3.

ISSUE OF SHARES

3.1

Directors Authorized

3.2

Conditions of Allotment

3.3

Commissions and Brokerage

3.4

Conditions of Issue

3.5

Share Purchase Warrants

4.

SHARE REGISTERS

4.1

Registers of Members, Transfers and Allotments

4.2

Branch Registers of Members

4.3

Closing of Register of Members

5.

TRANSFER AND TRANSMISSION OF SHARES

5.1

Restriction on Transfer of Shares

5.2

Transfer of Shares

5.3

Execution of Instrument of Transfer

5.4

Enquiry as to Title not Required

5.5

Submission of Instruments of Transfer

5.6

Transfer Fee

5.7

Transfer Agent

5.8

Personal Representative Recognized on Death

5.9

Death or Bankruptcy

5.10

Persons in Representative Capacity

6.

ALTERATION OF CAPITAL

6.1

Increase of Authorized Capital

7.

PURCHASE AND REDEMPTION OF SHARES

7.1

Company Authorized to Purchase or Redeem its Shares

7.2

Selection of Shares to be Redeemed

8.

BORROWING POWERS

8.1

Power of Directors

8.2

Special Rights Attached to and Negotiability of Debt Obligations

8.3

Register of Debentureholders

8.4

Execution of Debt Obligations

8.5

Register of Indebtedness

9.

GENERAL MEETINGS

9.1

Classification of General meetings

9.2

Calling of Meetings

9.3

Notice of General Meeting

9.4

Waiver or Reduction of Notice

9.5

Notice of Special Business at General Meeting

10.

PROCEEDINGS AT GENERAL MEETINGS

10.1

Special Business

10.2

Requirement of Quorum

10.3

Proxy Solicitation Where Company is Non-Reporting

10.4

Quorum

10.5

Lack of Quorum

10.6

Chairman

10.7

Alternate Chairman

10.8

Solicitor as Chairman

10.9

Adjournments

10.10

Resolutions Need Not Be Seconded

10.11

Decisions by Show of Hands or Poll

10.12

Casting Vote

10.13

Manner of Taking Poll

10.14

Casting of Votes

10.15

Ordinary Resolution Sufficient

11

VOTES OF MEMBERS

11.1

Class Meetings of Members

11.2

Number of Votes Per Share or Member

11.3

Votes of Persons in Representative Capacity

11.4

Votes by Joint Holders

11.5

Votes by Committee for a Member

11.6

Appointment of Proxyholders

11.7

Execution of Form of Proxy

11.8

Deposit of Proxy

11.9

Validity of Proxy Vote

11.10

Revocation of Proxy

12

DIRECTORS

12.1

Number of Directors

12.2

Remuneration and Expenses of Directors

12.3

Qualification of Directors

13.

ELECTION OF DIRECTORS

13.1

Election at Annual General Meetings

13.2

Eligibility of Retiring Director

13.3

Continuance of Directors

13.4

Fixing the Number of Directors

13.5

Filling a Casual Vacancy

13.6

Additional Directors

13.7

Alternate Directors

13.8

Removal of Director

14.

POWERS AND DUTIES OF DIRECTORS

14.1

Management of Affairs and Business

14.2

Appointment of Attorney

15.

DISCLOSURE OF INTEREST OF DIRECTORS

15.1

Disclosure of Conflicting Interest

15.2

Voting and Quorum re:  Proposed Contract

15.3

Director may Hold Office or Place a Profit with Company

15.4

Director Acting in Professional Capacity

15.5

Director Receiving Remuneration from Other Interests

16.

PROCEEDINGS OF DIRECTORS

16.1

Chairman and Alternate

16.2

Meetings – Procedure

16.3

Meetings by Conference Telephone

16.4

Notice of Meetings

16.5

Waiver of Notice of Meetings

16.6

Waiver of Notice of Meetings by Absent Director

16.7

Quorum

16.8

Continuing Directors may Act during Vacancy

16.9

Validity of Acts of Directors

16.10

Resolution in Writing Effective

17.

EXECUTIVE AND OTHER COMMITTEES

17.1

Appointment of Executive Committee

17.2

Appointment of Committees

17.3

Procedure at Meetings

18.

OFFICERS

18.1

President and Secretary Required

18.2

Persons Holding More Than One Office and Remuneration

18.3

Disclosure of Conflicting Interest

19.

INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES AND CERTAIN AGENTS

19.1

Party to Legal Proceedings

19.2

Officers-Employees-Agents

19.3

Extent of Indemnification

19.4

Persons Undertaking Liabilities

19.5

Indemnity not Invalidated

19.6

Limitation of Liability

19.7

Directors May Rely

19.8

Company May Purchase Insurance

20.

DIVIDENDS AND RESERVES

20.1

Declaration of Dividends

20.2

Declared Dividend Date

20.3

Proportionate to Number of Shares Held

20.4

Reserves

20.5

Receipts for Joint Holders

20.6

No Interest on Dividends

20.7

Payment of Dividends

20.8

Capitalization of Undistributed Surplus

20.9

Registration Prior to Transfer

21.

DOCUMENTS, RECORDS AND REPORTS

21.1

Accounts to be Kept

21.2

Inspection of Accounts

22.

NOTICES

22.1

Method of Giving Notice

22.2

Notice to Joint Holder

22.3

Notice to personal Representative

22.4

Persons to Receive Notice

23.

SEAL

23.1

Affixation of Seal to Documents

23.2

Reproduction of Seal

23.3

Official Seal for Other jurisdictions

24.

MECHANICAL REPRODUCTION OF SIGNATURES

24.1

Instruments may be Mechanically Signed

24.2

Definition of Instruments

PROVINCE OF BRITISH COLUMBIA

COMPANY ACT

ARTICLES OF:

COLOSSAL RESOURCES CORP.

PART 1 – INTERPRETATION

1.1

In these Articles, unless there is something in the subject or context inconsistent therewith:

(a)

“Board” and “The Directors” or “the directors” mean the Directors, sole Director or alternate Director of the Company for the time being.

(b)

“Company Act” means the Company Act of the Province of British Columbia as from time to time enacted and all amendments thereto and statutory modifications thereof and includes the regulation made pursuant thereto.

(c)

“member” means those persons defined as such in the Company Act and includes any person who owns shares in the capital of the Company and whose name is entered in the register of members or a branch register of members.

(d)

“month” means calendar month.

(e)

“personal representative” shall include executors, administrators, trustees in bankruptcy and duly constituted committees.

(f)

“registered owner” or “registered holder” when used with respect to a share in the authorized capital of the company means the person registered in the register of members in respect of such share.

(g)

“seal” means the common seal of the Company if the Company has one.

(h)

“solicitor of the company” means any partner, associate or articled student of the law firm retained by the Company in respect of the matter in connection with which the term is used.

1.2

Expressions in these Articles referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

1.3

Words in these Articles importing the singular include the plural and vice versa; and words importing male persons include female persons and words importing persons shall include corporations.

1.4

The meaning of any words or phrases defined in the Company Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

1.5

The Rules of construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.

PART 2 – SHARES AND SHARE CERTIFICATES

2.1

Every share certificate issued by the Company shall be in such form as the directors approve and shall comply with the Company Act.

2.2

In respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to the first names of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all.  The Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted.  Any share certificate may be sent through the mail by registered prepaid mail to the member entitled thereto, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the mail or stolen.

2.3

If the share certificate:

(a)

is worn out or defaced, the Directors shall, upon production to them of the said certificate and upon such terms, if any, as they may think fit, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

(b)

is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate; or

(c)

represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered and, upon payment of an amount determined from time to time by the Directors, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificate in accordance with such request.

2.4

A share certificate which contains printed or otherwise mechanically reproduced signatures, as may be permitted by the Company Act, is a valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of such certificate.

2.5

Except as required by law, statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.

PART 3 – ISSUE OF SHARES

3.1

Subject to Article 3.2 and to any direction to the contrary, save where the Directors determine not to proceed with said resolution, contained in a resolution passed at a general meeting authorizing nay increase or alteration of capital, the shares shall be under the control of the Directors who may, subject to the rights of the registered holders of the shares of the Company for the time being issued, issue, allot, sell or otherwise dispose of, and/or grant options on or otherwise deal in shares authorized but not outstanding, at such times, to such persons (including Directors), in such manner, upon such terms and conditions, and at such prices or for such consideration, as they, in their absolute discretion, may determine.

3.2

If the Company is, or becomes, a company which is not a reporting company and the Directors are required by the Company Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company Act.

3.3

Subject to the provisions of the Company Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares, debentures, share rights, warrants or debenture stock (“securities”) in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such securities.  If the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25 per centum of the amount of the subscription price of such securities.  The Company may also pay such brokerage fees as may be lawful.

3.4

No share may be issued until it is fully paid and the Company shall have received the full consideration therefore in cash, property or past services actually performed for the Company.  A document evidencing indebtedness of the person to whom the shares are allotted is not property for the purpose of this Article.  The value of the property or services for the purposes of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the transaction the fair market value thereof.

3.5

The Company may, subject to the Company Act, issue share purchase warrants upon such terms and conditions as the Directors shall determine, which share purchase warrants may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other security issued or created by the Company from time to time.

PART 4 – SHARE REGISTERS

4.1

The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the Company Act, and may combine one or more of such registers.  If the Company’s capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotment may be kept in respect of each class of shares.  The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and the register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of shares.  The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or a class thereof, as transfer agent for its shares or such class thereof, as the case my be, and the same or another trust company or companies ass registrar for its shares or such class thereof, as the case may be.  The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

4.2

Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the Directors may from time to time determine.

4.3

The Company may, subject to the provisions of the Company Act, at any time close its register of members upon resolution of the Directors.

PART 5 – TRANSFER AND TRANSMISSION OF SHARES

5.1

If the Company is or becomes a company which is not a reporting company, or a reporting company which does not have any of its securities listed for trading on any stock exchange wheresoever situate, or a reporting company which has not with respect to any of its securities filed a prospectus with the Superintendent of Brokers or any similar securities regulatory body and obtained a receipt therefore, then no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to consent to any such proposed transfer.  The consent of the Board required by this Article may be in respect of a specific proposed trade or trades or trading generally, whether or not over a specified period of time, or by specific persons or with such other restrictions or requirements as the Directors may determine.

5.2

Subject to the provisions of the memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent.  The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company’s share certificates or in such other form as the Directors may from time to time approve.  Except to the extent that the Company Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members thereof.

5.3

The signature of the registered holder of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, it s directors, officers and agents to register, in the name of the transferee as named in the instrument of the transfer, the number of share specified therein or, if no number is specified, all the shares of the registered holder represented by share certificates deposited with the instrument of transfer.  If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.4

Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the company for the purpose of having the transfer registered or be liable to any claim by such registered holder or by any intermediate holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person I whose name the shares have been registered a valid title to such shares.

5.5

Every instrument of transfer shall be executed by the transferor or his duly authorized attorney and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his duly authorized attorney or his right to transfer the shares, and the right of the transferee to have the transfer registered.  All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

5.6

There shall be paid to the Company is respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

5.7

The Company may appoint one or more trust companies or agents as its transfer agent or registrar for the purpose of issuing, countersigning, registering, transferring and certifying the shares and share certificates of the Company and the Company may cause to be kept one or more branch registers of members at such places within or without British Columbia.  The directors may from time to time by resolutions, regulations or otherwise make such provisions as they think fit respecting the keeping of such registers or branch registers.

5.8

In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares.  Before recognizing any legal personal representative the Directors may require him to obtain a grant of probate or letters of administration in British Columbia.

5.9

Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act shall have been deposited at the Company’s registered office.  This Article does not apply on the death of a member with respect to shares registered in his name and the name of another person in joint tenancy.

5.10

Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall, upon such documents and evidence being produced to the Company as the Company Act requires, or who becomes entitled to share as a result of an order of a court of competent jurisdiction or a statute has the right either to be registered as a member in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but eh Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

PART 6 – ALTERATION OF CAPITAL

6.1

The Company may by ordinary resolution filed with the Registrar amend its Memorandum to increase the authorized capital of the Company by:

(a)

creating shares with par value or shares without par value, or both;

(b)

increasing the number of shares with par value or shares without par value, or both; or

(c)

increasing the par value of a class of shares with par value, if no shares of that class are issued.

All new shares shall be subject to the same provisions with reference to transfers, transmissions and otherwise as the existing shares of the Company.

PART 7 – PURCHASE AND REDEMPTION OF SHARES

7.1

Subject to the special rights and restrictions attached to any class of shares, the Company may, by the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto.  No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption would render the Company insolvent.  Unless the shares are to be purchased through a stock exchange or from a bona fide employee or bona fide former employee of the Company, or his personal representative in respect of shares beneficially owned by such employee or former employee, or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class, series, or kind, to be purchased.

7.2

If the Company proposes as its option to redeem some but not all of the shares of any class, the Directors may, subject to the Special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed shall be selected.

PART 8 – BORROWING POWERS

8.1

The Directors may from time to time authorize the Company to:

(a)

borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit;

(b)

issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person; and

(c)

mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (bother present and future).

8.1

Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the company, appointment of Directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

8.2

The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Company Act a register of its debentures and a register of debentureholders, which registers may be combines, and, subject to the provisions of the Company Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Director may from time to time determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.3

A bond, debenture or other debt obligation which contains printed or otherwise mechanically reproduced signatures, as may be permitted by the Company Act, is a valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

8.4

Where the Company is a reporting Company it shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or an associate of any of them in accordance with the provisions of the Company Act.

PART 9 - GENERAL MEETINGS

9.1

All general meetings other than annual general meetings are herein referred to as and may be called extraordinary general meetings.

9.2

The Directors may, whenever they think fit, convene an extraordinary general meeting.  An extraordinary general meeting if requisitioned in accordance with the Company Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in the Company Act.

9.3

A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Company Act and in the manner hereinafter in these Articles mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice from the Company.  Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

9.4

All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

9.5

Except as otherwise provided by the Company Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the Company or at some other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.

PART 10 – PROCEEDINGS AT GENERAL MEETINGS

10.1

All business shall be deemed special business which is transacted at:

(a)

an extraordinary general meeting other than the conduct of and voting at, such meeting; and

(b)

an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the respective reports of the Directors and Auditor, fixing or changing the number of directors, approval of a motion to elect two or more directors by a single resolution, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor and such other business as by these Articles of the Company Act may be transacted at a general meeting without prior notice thereof being given to the members or any business which is brought under consideration by the report of the Directors.

10.2

No business other than the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

10.3

Where the Company is a non-reporting Company, the Company’s Directors may solicit proxies to be voted at general meetings of the members.

10.4

Save as herein otherwise provided, a quorum shall be one member present in person or by proxy.  The Directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

10.5

If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved.  In any other case it shall stand adjourned to the same day in the next week, at the same time and place.

10.6

The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice-President of the Company, if any, shall be entitled to preside as chairman at every general meeting o the Company.

10.7

If at any general meeting neither the Chairman of the Board nor President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Directors present shall choose some one of their number or the solicitor of the Company to be chairman or if all the Directors present or the solicitor of the Company decline to take the chair or shall fail to so choose or if no director be present, the members present shall choose some other person in attendance, who need not be a member, to be chairman.

10.8

Notwithstanding Articles 10.6 and 10.7, with the consent of the meeting, which consent may be expressed by the failure of any person present and entitled to vote to object, the solicitor of the Company may act as chairman of the meeting.

10.9

The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.  When a meeting is adjourned for thirty days or more, twenty-one days notice of the adjourned meeting shall be given.  Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or the business to be transacted at an adjourning meeting.

10.10

No motion proposed at a general meeting need be seconded and the chairman may propose or second the motion.

10.11

Subject to the provisions of the Company Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hand) a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy.  The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company.  A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number of proportion of the votes recorded in favour of, or against, that resolution.

10.12

In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to the vote or votes to which he may be entitled as a member or proxyholder and this provision shall apply notwithstanding the Chairman is interested in the subject matter of the resolution.

10.13

No poll may be demanded on the election of a chairman.  A poll demanded on a question of adjournment shall be taken forthwith.  A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs.  The result of the poll shall be deemed to be the resolution of and passed at the meeting upon which the poll was demanded.  Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll.  A demand for a poll may be withdrawn.  In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

10.14

On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.15

Unless the Company Act, the memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

PART 11 – VOTES OF MEMBERS

11.1

Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class or series meeting of members holding a particular class or series of shares but eh quorum at a class or series meeting shall be one person holding or representing by proxy one third of the shares affected.

11.2

Subject to any special voting rights or restrictions attached to any class or series of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote thereat shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxy.

11.3

Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a member; but, unless the Directors have previously admitted his right to vote at the meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting as the case may be, at which he proposes to vote.

11.4

Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting in person or by proxy in respect of the share as if he were solely entitled to it.  If more than one of the joint members is present at any meeting in person or by proxy the joint member so present whose name stands first on the register of members in respect of the share shall alone be entitled to vote in respect of that share.  For the purpose of this Article, several executors or administrators of a deceased member in whose sole name any shares stands shall be deemed joint members.

11.5

A member of unsound mind otherwise entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, or other person in the nature of a committee appointed by that court, and any such committee, or other person my appoint a proxyholder.

11.6

A member holding more than one share in respect which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion.  If such member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote.  A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

11.7

A form of proxy shall be in writing under the hand of the appointer or of his attorney duly authorized in writing, or, if the appointer is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney.  A proxyholder need not be a member of the Company.

11.8

A form of proxy and the and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the meeting or such other time and place as is specified in the notice calling the meeting.  In addition to any other method of depositing proxies provided for in these Articles and subject to the Company Act, the Directors may from time to time by resolution make regulations relating to the depositing of proxies at any place or places and fixing the time or times for depositing the proxies preceding the meeting or adjourned meeting specified in the notice calling a meeting of members and providing for particulars of such proxies to be sent to the Company or any agent of the Company or any agent of the Company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the Company or of any agent of the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

11.9

A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is give, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

11.10

Every proxy may be revoked by an instrument in writing:

(a)

executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

(b)

delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken; or

(c)

in any other manner provided by law.

PART 12 – DIRECTORS

12.1

The subscribers to the Memorandum of the Company are the first directors.  The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers to the memorandum or at a meeting of the subscribers, or if not so appointed, they shall be elected by the members entitled to vote on the election of Directors.  The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of Directors shall never be less than on or, if the Company is or becomes a reporting company, less than three.

12.2

The remuneration of the Directors shall be as determined from time to time by the Directors or, if the Directors shall so decide, by the members.  Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director.  The Directors shall be repaid such reasonable traveling, hotel and other expenses as they incur in and about eh business of the Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company’s business, he may be paid a remuneration to be fixed by the Board or at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive.  The Directors, on behalf of the company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.3

A Director shall not be required to hold a share in the capital of the Company as qualification for his office.

PART 13 – ELECTION AND REMOVAL OF DIRECTORS

13.1

At each annual general meeting of the Company all the Directors shall retire and the members shall elect a Board of Directors.

13.2

A retiring Director shall be eligible for re-election.

13.3

There the Company fails to hold an annual general meeting in accordance with the Company Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

13.4

Where the number of directors of the Company has been fixed by ordinary resolution, the Board elected at any annual general meeting shall, if the number of nominees is sufficient, consist of that number.  If the Board elected consists of fewer directors than the number so fixed, the vacancies remaining on the Board shall be deemed to be casual vacancies.

13.5

Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

13.6

Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors but not more than one-third of the number of Directors fixed pursuant to these Articles and in effect at the last general meeting at which Directors were elected.  Any Director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

13.7

Any Director may be instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Company.  Every such alternate shall be entitles to notice of meetings of the Directors and to attend and vote as a separate vote on behalf of the Director he is representing in addition to his own vote.  A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivers to the Company revoke the appointment of an alternate appointed by him.  The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

13.8

In addition to the applicable provisions of the Company Act, a Director ceases to hold office when he is convicted of an indictable offence and the other Directors have unanimously resolved to remove him.

PART 14 – POWERS AND DUTIES OF DIRECTORS

14.1

The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Company Act or by the Memorandum of these Articles, required to be exercised by the Company in general meetings.

14.2

The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favour of any of the Directors or any of the members of the Company or in favour of any corporation, or of any of the members, directors, nominees or mangers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit.  Any such attorney may be authorized by the Directors to dub-delegate all or any of the powers, authorities and discretions for the time being vesting in him.

PART 15 – DISCLOSURE OF INTEREST OF DIRECTORS

15.1

A Director who is, in any way, directly or indirectly interested in a proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest or of the conflict, as the case may be, in accordance with the provisions of the Company Act.

15.2

A Director shall not vote in respect of any proposed contract or transaction with the Company in which he is interest but he shall be counted in the quorum present at the meeting of the directors at which the proposed contract or transaction is approved.

15.3

A Director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in conjunction with his office of Director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the company Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be liable to be voided by reason thereof

15.4

Subject to compliance with the provisions of the Company Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

15.5

A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Company Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm.

PART 16 – PROCEEDINGS OF DIRECTORS

16.1

The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.  With the consent of the meeting, the solicitor of the Company, if present, may act as Chairman of a meeting of directors.

16.2

The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit.  Questions arising at any meeting shall be decided by a majority of votes.  In case of an equality of votes the chairman shall not have a second or casting vote and he shall declare the motion defeated.  Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the Board may by resolution from time tot time determine.

16.3

A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communications facilities by means of which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation.  A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefore and be entitled to speak and vote thereat.

16.4

A Director may, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time.  Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each Director and alternate Director at his address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages.  It shall not be necessary to give notice of a meeting of Directors to any Director or alternate Director (a) who is at the time not in the Province of British Columbia or (b) if such meeting is to be held immediately following a general meeting at which such director shall have been elected or is the meeting of Directors at which such Director is appointed.

16.5

Any Director of the Company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter.  After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such Director and, unless the Director otherwise requires in writing to the Secretary, or his alternate Director of any meeting of Directors and all meetings of  the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director.

16.6

Any Director of the Company who may be absent either temporarily or permanently from the Province of British Columbia may file at the office of the Company a waiver of notice which may be by letter, telegram or cable, of any meeting of the Directors and may at any time withdraw such waiver, and until such waiver is withdrawn, no notice of meetings of Directors need be sent to such Director, and any and all meetings of the Directors of the Company, notice of which shall not have been given to such Director, shall, provided a quorum of the Directors is present, be valid and binding upon the Company.

16.7

The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be a majority of the Directors holding office at the time or, if the Company shall have only one Director, shall be one Director.

16.8

The continuing Directors may act notwithstanding any vacancy in their body, but, if so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the company, but for no other purpose.

16.9

Subject to the provisions of the Company Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such Directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

16.10

A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by al of the Directors or their alternates shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held.  Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing.  Such resolution shall be filed with the minutes of the proceedings of the directors and shall be effective on the date states thereon or on the latest date stated on any counterpart.

PART 17 – EXECUTIVE AND OTHER COMMITTEES

17.1

The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution.  The said Committee shall keep regular minutes of its business and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require.  The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it.  The Executive Committee may make rules for the conduct of is business and may appoint such assistants as it may deem necessary.  A majority of the members of said Committee shall constitute a quorum thereof.

17.2

The Directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the Board powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their business and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require.  The Directors shall also have power at any time to revoke or override any authority given to or acts to be done, except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it.  Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary.  A majority of the members of a committee shall constitute a quorum thereof.

17.3

The Executive Committee and any other committee may meet and adjourn as it thinks proper.  Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote.  A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such Committee duly called and constituted.  Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing.  Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

PART 18- OFFICERS

18.1

The Directors shall, from time to time, appoint a President and a Secretary and such other officers, if any, as the Director shall determine and the Directors may, at any time, terminate any such appointment.  No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

18.2

One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member.  Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a Director.  The other officers need not be Directors.  The remuneration of the officers of the company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the company a pension or gratuity.  The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers.  The Secretary shall, inter alia, perform the functions of the Secretary specified in the Company Act.

18..3

Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interest might be created in conflict with his duties or interest as an officer of the company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

PART 19 – INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND

       EMPLOYERS AND CERTAIN AGENTS

19.1

The Company shall indemnify any person and his heirs, executors or personal representatives who were or are a part or who are threatened to by made a party to any threatened, pending or completed action or proceeding, whether or not brought by the Company or by a corporation or other legal entity or enterprise as hereinafter mentioned and whether civil, criminal or administrative, by reason of the fact that he s or was a Director of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise, against all costs, charges and expenses, including legal fees and any amount paid to settle such action or preceding or satisfy such judgement.

The determination of any action, suit or proceeding by judgement, order, settlement, conviction or otherwise shall not, by itself, create a presumption that the person did not act honestly and in good faith and in the best interests of the Company and did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to act criminal action or proceeding, did not have reasonable grounds to believe that his conduct was lawful.

19.2

Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the company is or was a shareholder (notwithstanding that he is also a Director), and his heirs and personal representatives, against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation.  In addition, the Company shall indemnify the Secretary or an Assistant Secretary of the Company (if he shall not be a full time employee of the Company and notwithstanding that he is also a Director), and his heirs and legal representatives, against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.3

The indemnification provided by this Part shall not be deemed exclusive of any other rights to which the party seeking indemnification may be entitled under any other part, or any valid and lawful agreement, vote of members or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall endure to the benefit of the heirs, executors and administrators of such person.  The indemnification provided by this Part shall not be exclusive of any powers, rights, agreements or undertakings which  may be legally permissible or authorized by or under any applicable law.  Notwithstanding any other provisions set fort in this Part, the indemnification authorized by this Part shall be applicable only to the extent that any such indemnifications shall not duplicate indemnity or reimbursement which that person has received or shall receive otherwise than under this Part.

19.4

Subject to the Company Act, the Directors are authorized from time to time to cause the Company to give indemnities to any director, officer, employee, agent or other person who has undertaken or is about to undertake any liability on behalf of the Company or any corporation controlled by it.

19.5

The failure of a director or officer of the Company to comply with the provisions of the Company Act, the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

19.6

Subject to the Company Act, no director or officer or employee for the time being of the company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Board for the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys belonging to the Company shall be invested or for any loss or damages arising from the bankruptcy, insolvency, or tortuous act of any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss occasioned by any error of judgement or oversight on his part or for any other loss, damage or misfortune whatever which may happened in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happened by or through his own willful act or default, gross negligence, breach of trust or breach of fiduciary duty.

19.7

Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not be responsible or help liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

19.8

The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was a director, officer, employee or agent of the company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise and his heirs and personal representatives against any liability incurred by him as a director, officer, employee or agent.

PART 20 – DIVIDENDS AND RESERVES

20.1

The Directors may cause the Company to purchase and maintain insurance for the benefit to any person who is or as a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise and his heirs and personal representatives against any liability incurred by him as a director, officer, employee or agent.

20.2

Any dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

20.3

Subject to the rights of members (if any) holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

20.4

The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied, and pending such application may, either by employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.  The Directors may also, without placing the same in reserve, carry forward such funds, which they thing prudent not to divide.

20.5

If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonuses or other money payable in respect of the share.

20.6

No dividend shall bear interest against the company.  Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

20.7

Any dividends, bonuses or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed tot eh registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first names on the register, or to such person and to such address as the holder or joint holders may direct in writing.  Every such cheque or warrant shall be made payable to the order of the person to whom it is sent.  The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or he amount of tax so deducted shall not be paid to the appropriate taxing authority.

20.8

Notwithstanding anything contained in these Articles the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

20.9

A transfer of a share shall not pass the right to any dividend declared thereon before the registration of the transfer in the register.

PART 21 – DOCUMENTS, RECORDS AND REPORTS

21.1

The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order properly to record the financial affairs and conditions of the Company and to comply with the Company Act.

21.2

Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

PART 22 – NOTICES

22.1

A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members.  Where a notice, statement or report is sent by main, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, and holidays excepted, following the date of mailing.  A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in this behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was addressed, prepaid and mailed shall be conclusive evidence thereof.

21.2

A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice tot the joint holder first named in the register of members in respect of the share.

22.3

A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy and incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address, if any, supplied to the Company for the purpose by the persons claiming to bee so entitled, or (until such address has been so supplied) by giving notice in manner in which the same might have been given in death, bankruptcy or incapacity had not occur.

21.4

Notice of every general meeting shall be given in the manner authorized by these Articles, to:

(a)

every member holding a share or shares giving the right to vote at such meetings on the record date;

(b)

the personal representative of a deceased member described in section (a);

(c)

the trustee in bankruptcy of a bankrupt member described in section (a);

(d)

the auditor of the Company;

(e)

any other person entitled to receive notice under the Company Act;

but to no other person

PART 23 – SEAL

23.1

The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely,

(a)

any two Directors, or;

(b)

one of the Chairman of the Board, the President, the Managing Director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary-Treasurer, or;

(c)

if the Company shall have only one member, the President or the Secretary, or;

(d)

such person or persons as the Directors may from time to time by resolution appoint;

and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument.  For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

23.2

To enable the seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Company Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company’s seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, An Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company’s seal to be affixed to such definitive or interim bonds, debentures, share certificate or other securities by the use of such dies.  Bonds, debentures, share certificates or other securities to which the Company’s sea has been so affixed shall for all purposes be deemed to be under and to bear the Company’s seal lawfully affixed thereto.

23.3

The Company may have for use in any other province, state, territory or country an official seal and all of the powers conferred by the Company Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.

PART 24 – MECHANICAL REPRODUCTION OF SIGNATURES

24.1

The signature of any officer, Director, registrar, branch registrar, transfer agent or branch transfer agent of the Company, unless otherwise required by the Company Act or by these Articles, may, if authorized by the Directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date or issue of such instrument.

24.2

The term “instrument” as used in Articles 24.1 shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.